SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]	Preliminary Proxy Statement	[ ]	Confidential, for use of the Commission
[ ]	Definitive Proxy Statement		only (as permitted by Rule 14a-6(e)(2))

Investment Managers Series Trust
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:  N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  N/A

(4) Proposed maximum aggregate value of transaction:  N/A

(5) Total fee paid:  $0

[ ]	Fee paid previously with preliminary materials. N/A

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: N/A

(2) Form, Schedule or Registration Statement No.:  N/A

(3) Filing Party: N/A

(4) Date Filed:  N/A

Strategic Latin America Fund

235 West Galena Street
Milwaukee, WI 53212

 ____________, 2014

Dear Shareholders:

The Board of Trustees (the “Trustees”) of Investment Managers Series Trust (the “IMS Trust”) is asking the shareholders of Strategic Latin America Fund (the “Existing Fund”), a series of the IMS Trust, to approve the reorganization of the Fund into the Strategic Latin America Fund (the “New Fund”), a newly created series of World Funds Trust.  For this purpose, you are invited to a Special Meeting of Shareholders of the Existing Fund (the “Special Meeting”) to be held on October 10, 2014.

The proposed reorganization is described in more detail in the attached Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. If the shareholders of the Existing Fund approve the reorganization, the reorganization is expected to be completed in the third quarter of 2014.

The primary purpose of the reorganization is to move the Existing Fund to the World Funds Trust family of funds.  Strategic Asset Management, Inc., the Existing Fund’s investment adviser (the “Adviser”), has concluded that the gross expenses for custody, administration, accounting, transfer agency and distribution services for the New Fund will be lower than those expenses for the Existing Fund.  At the Existing Fund’s current asset level, the total net annual expense ratio of the New Fund (as a percentage of average annual net assets) will be the same as that of the Existing Fund, because the Adviser has agreed to limit the operating expenses for Class A shares of the New Fund to the same level as the Existing Fund for at least one year after the reorganization.  However, the Adviser believes that in the future the total net annual expense ratio of the New Fund will decrease below the Existing Fund’s current expense ratio if the assets of the New Fund increase.

The New Fund is a newly created series of World Funds Trust that is designed to be identical to the Existing Fund from an investment perspective. The reorganization is not expected to result in any change to the way the Existing Fund is managed or to its investment objective, investment policies or strategies.  The Adviser will continue as the investment adviser for the New Fund.  The Adviser has agreed to pay the expenses associated with the reorganization.

The reorganization is expected to be a "reorganization" for federal income tax purposes and therefore no gain or loss is expected to be recognized for federal income tax purposes by the Existing Fund or its shareholders as a result of the reorganization.  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the reorganization.

The Trustees have given careful consideration to the proposed reorganization and have concluded that the reorganization is in the best interests of the Existing Fund. The Trustees unanimously recommend that you vote “for” the proposed reorganization.

We welcome your attendance at the Special Meeting. If you are unable to attend, we encourage you to authorize proxies to cast your votes. If we have not received your proxy as the date of the Special Meeting approaches, you may receive a telephone call from a representative of the Adviser or the Trust to remind you to submit your proxy.

Your vote is very important to us. Thank you for your response and for your continued investment in the Strategic Latin America Fund.

Sincerely,

Maureen Quill

President

INVESTMENT MANAGERS SERIES TRUST

Strategic Latin America Fund
 235 West Galena Street
Milwaukee, WI 53212
1.888.716.7116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 10, 2014

Dear Shareholders:

The Board of Trustees of Investment Managers Series Trust (the “IMS Trust”) has called a special meeting (“Special Meeting”) of shareholders of the Strategic Latin America Fund (the “Existing Fund”), a series of the IMS Trust, on Friday, October 10, 2014, at 1:00 p.m., Pacific Time.  The meeting will be held at the offices of IMS Trust’s Co-administrator, Mutual Fund Administration Corporation, located at 2220 E. Route 66, Suite 226, Glendora, California 91740.

At the Special Meeting you will be asked to consider and approve the following proposals:

1.     To approve an Agreement and Plan of Reorganization which provides for: (a) the transfer of all the assets of the Existing Fund to the Strategic Latin America Fund (the “New Fund”), which is a series of World Funds Trust, in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund; and (b) the distribution of the shares of the New Fund pro rata by the Existing Fund to its shareholders in complete liquidation of the Existing Fund (the “Reorganization”).

2.     To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The IMS Trust has fixed the close of business on August 8, 2014, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of the Existing Fund is entitled to one vote and fractional shares are entitled to proportionate fractional votes.  You are cordially invited to attend the Special Meeting.  If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile.  It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided.  As always, we thank you for your confidence and support.

The IMS Trust’s Board of Trustees has carefully reviewed the proposal and recommends that you vote “FOR” the proposal.

By Order of the IMS Trust,

Joy Ausili
Secretary of the IMS Trust

_____, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON October 10, 2014: This Notice, Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at http://www.strategiclatinamericafund.com.

INVESTMENT MANAGERS SERIES TRUST

Strategic Latin America Fund
 235 West Galena Street
Milwaukee, WI 53212
1.888.716.7116

QUESTIONS & ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated:  _____, 2014

Question:	What is this document and why did you send it to me?

Answer:
The attached document is a proxy statement for the Strategic Latin America Fund (the “Existing Fund”), a series of Investment Managers Series Trust (the “IMS Trust”).  The purpose of this proxy statement (the “Proxy Statement”) is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the Strategic Latin America Fund (the “New Fund”), a newly created series of World Funds Trust (“WFT”) (the “Reorganization”) as described in the Agreement and Plan of Reorganization between the IMS Trust on behalf of the Existing Fund and WFT on behalf of the New Fund (the “Plan”).  The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization.  The Proxy Statement should be reviewed and retained for future reference.

Question:	What is the purpose of the Reorganization?

Answer:
The primary purpose of the Reorganization is to move the Existing Fund from the IMS Trust to WFT.  As a separate series of the IMS Trust, the Existing Fund retains various service providers that provide various services to the series of the IMS Trust.  These services include custody, administration, accounting, transfer agency and distribution (“Third Party Service Arrangements”).  Strategic Asset Management, Ltd. (the “Adviser”), the investment adviser to the Existing Fund, has negotiated services for Third Party Service Arrangements for the New Fund as a series of WFT that the Adviser believes are more favorable than those currently in place for the Existing Fund as a series of the IMS Trust.  The Adviser has also expressed the view that the support anticipated to be provided by the Third Party Service Arrangements providers for WFT will be more consistent with the growth and business objectives that the Adviser has for the Existing Fund and New Fund.

Currently, Third Party Service Arrangements are provided to the Existing Fund by UMB Fund Services, Inc. and Mutual Fund Administration Corporation (co-administrators), UMB Fund Services, Inc. (fund accountant, transfer agent and dividend disbursing agent), IMST Distributors, LLC (distributor), and UMB Bank, n.a. (custodian).  Third Party Service Arrangements are provided to WFT by Commonwealth Fund Services, Inc. (transfer agent and dividend disbursing agent), Commonwealth Shareholder Services, Inc. (administrator), UMB Fund Services, Inc. (fund accountant), UMB Bank, n.a. (custodian), and First Dominion Capital Corp. (distributor). The New Fund will be overseen by a different board of trustees.  The Adviser will continue as the investment adviser to the New Fund.

i

The Adviser recommends that the Existing Fund be reorganized as a separate series of WFT.

Question:	How will the Reorganization work?

Answer:
In order to reconstitute the Existing Fund as a series of WFT, a substantially similar fund, referred to as the “New Fund,” has been created as a new series of WFT.  If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer all of its assets to the New Fund in return for all of the then outstanding shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities.  The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the Existing Fund in liquidation of the Existing Fund.  The Existing Fund currently offers Class A shares, and the New Fund offers the same share class.  Shareholders of the Existing Fund’s Class A Shares will receive Class A Shares of the New Fund.

Existing Fund shareholders will become New Fund shareholders.  Immediately after the Reorganization, each shareholder will hold the same number of shares of the New Fund, with the same net asset value per share and total value, as the shares of the Existing Fund that he or she held immediately prior to the Reorganization.  Immediately thereafter, the Existing Fund will be liquidated.

Please refer to the Proxy Statement for a detailed explanation of the proposal.  If the Plan is approved by shareholders of the Existing Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about October 14, 2014.

Question:	How will the Reorganization affect me as a shareholder?

Answer:
If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund.  The shares of the New Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Existing Fund as of the closing date of the Reorganization.  The Reorganization is not expected to result in the recognition of gain or loss by the Existing Fund or its shareholders for federal income tax purposes. The Adviser will continue as the investment adviser to the New Fund.  The investment objective and strategies of the New Fund will be identical to those of the Existing Fund.

The Reorganization will change most of the Third Party Service Arrangements.

The Reorganization will move the assets of the Existing Fund, a series of the IMS Trust, which is organized as a Delaware statutory trust, to the New Fund, a series of WFT, which is also organized as a Delaware statutory trust.  As a result of the Reorganization, the New Fund will operate under the supervision of a different board of trustees.

A list of the Third Party Arrangements of the Existing Fund and the New Fund are set forth below:

Service Providers	Existing Fund, a series of IMS Trust	New Fund, a series of World Funds Trust
Investment Adviser	Strategic Asset Management, Ltd.	No Change – Strategic Asset Management, Ltd.
Distributor & Principal Underwriter	IMST Distributors, LLC	Change – First Dominion Capital Corp.
Custodian	UMB Bank, n.a.	No Change – UMB Bank, n.a.
Fund Accountant, Transfer Agent & Dividend Disbursing Agent	UMB Fund Services, Inc.	No Change – UMB Fund Services, Inc. (fund accountant) Change – Commonwealth Fund Services, Inc. (transfer agent & dividend disbursing agent)
Administrator	UMB Fund Services, Inc. and Mutual Fund Administration Corporation	Change – Commonwealth Shareholder Services, Inc.

Question:	Who will manage the New Fund?

Answer:
The Adviser will continue to be responsible for overseeing the management of the New Fund.  However, the Adviser has indicated that shortly after the Reorganization, it intends to appoint a new portfolio manager to replace the Fund’s current portfolio manager, who was appointed as the Fund’s portfolio on an interim basis in April 2014 after the Fund’s then-current portfolio manager resigned from the Adviser.

Question:	How will the Reorganization affect the fees and expenses I pay as a shareholder of the Existing Fund?

Answer:	The Reorganization will not result in any increase in the advisory fees payable by the New Fund compared to the advisory fees currently incurred by the Existing Fund.

The Adviser has concluded that the gross expenses for custody, administration, accounting, transfer agency and distribution services for the New Fund will be lower than those expenses for the Existing Fund.  At the Existing Fund’s current asset level, the total net annual expense ratio of the New Fund (as a percentage of average annual net assets) will be the same as that of the Existing Fund, because the Adviser has agreed to limit the operating expenses for Class A shares of the New Fund to the same level as the Existing Fund for at least one year after the reorganization. The expense ratio may increase after the one-year period if the Adviser terminates or modifies the expense limitation undertaking.  However, the Adviser believes that in the future the total net annual expense ratio of the New Fund will decrease below the Existing Fund’s current expense ratio if the assets of the New Fund increase.

Additionally, the Adviser has agreed to pay the expenses associated with the Reorganization.

Question:	What are the tax consequences of the Reorganization?

Answer:
It is expected that neither the Existing Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the IMS Trust and WFT expect to receive a tax opinion generally confirming this position.  Shareholders should consult their tax advisor about possible foreign, state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question:	Will the Adviser benefit from the Reorganization?

Answer:
While the total operating expenses of the New Fund (before fee waivers and reductions) are expected to be less than those of the Existing Fund, the Adviser would benefit by having to waive less fees and/or subsidize less New Fund expenses in order to reach the New Fund’s expense limitation.

Question:	Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:	No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question:	Why do I need to vote?

Answer:
Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon.  Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the number of shares you own.

Question:	How does the IMS Trust’s Board of Trustees (the “IMS Trust Board”) recommend that I vote?

Answer:	After careful consideration and upon recommendation of the Adviser, the IMS Trust Board unanimously recommends that shareholders vote “FOR” the Reorganization.

Question:	Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:	The Adviser will pay the costs and expenses associated with the Reorganization.

Question:	What will happen if the Plan is not approved by shareholders?

Answer:	If shareholders of the Existing Fund do not approve the Plan, the Existing Fund will not be reorganized into the New Fund and will remain as a series of the IMS Trust.

Question:	How do I vote my shares?

Answer:	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.

Question:	Who do I call if I have questions?

Answer:	If you have any questions about the proposal or the proxy card, please do not hesitate to call [1.888.716.7166].

v

INVESTMENT MANAGERS SERIES TRUST
Strategic Latin America Fund

 235 West Galena Street
Milwaukee, WI 53212
1.888.716.7116

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 10, 2014

Introduction

Investment Managers Series Trust (the “IMS Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Strategic Latin America Fund (the “Existing Fund”), a separate series of the IMS Trust, in order to seek shareholder approval of a proposal to reorganize the Existing Fund from a series of the IMS Trust to a separate series of World Funds Trust (the “New Fund”) (the “Reorganization”).  Strategic Asset Management, Ltd. (the “Adviser”), the investment adviser for the Existing Fund, will continue as the investment adviser for the New Fund, although the Adviser has indicated its intent to appoint a new portfolio manager for the New Fund shortly after the Reorganization. The Reorganization is expected to be a "reorganization" for federal income tax purposes and therefore no gain or loss is expected to be recognized for federal income tax purposes by the Existing Fund or its shareholders as a result of the Reorganization.

The Reorganization will not result in any increase in the advisory fees payable by the New Fund. The Reorganization is expected to result in a decrease of the total annual operating expense ratio (before fee waivers and reductions) because the Adviser has concluded that the expenses for custody, administration, accounting, transfer agency and distribution services for the New Fund will be lower than those expenses for the Existing Fund.  At the Existing Fund’s current asset level, the total net annual expense ratio of the New Fund (as a percentage of average annual net assets) will be the same as that of the Existing Fund, because the Adviser has agreed to limit the operating expenses for Class A shares of the New Fund to the same level as the Existing Fund for at least one year after the reorganization. The expense ratio may increase after the one-year period if the Adviser terminates or modifies the expense limitation undertaking.  However, the Adviser believes that in the future the total net annual expense ratio of the New Fund will decrease below the Existing Fund’s current expense ratio if the assets of the New Fund increase.

The Special Meeting will be held at the offices of the IMS Trust’s Co-administrator, Mutual Fund Administration Corporation, located at 2220 E. Route 66, Suite 226, Glendora, California 91740.  This Proxy Statement and form of proxy are being mailed to shareholders of record on or about _____, 2014.

Items for Consideration

The Special Meeting has been called by the Board of Trustees of the IMS Trust for the following specific purposes:

1.
To approve an Agreement and Plan of Reorganization which provides for: (a) the transfer of all the assets of the Existing Fund to the New Fund, which is a series of World Funds Trust, in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund; and (b) the distribution of the shares of the New Fund pro rata by the Existing Fund to its shareholders in complete liquidation of the Existing Fund.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 8, 2014 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

At your request, the IMS Trust will send you a free copy of the most recent audited annual report for the Existing Fund, and the most recent subsequent semi-annual report.  At your request, the IMS Trust will send you a free copy of the Existing Fund’s current prospectus and statement of additional information.  Please call the Existing Fund at 1.888.716.7116 or write to P.O. Box 2175, Milwaukee, Wisconsin 53201 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL I

Strategic Latin America Fund

To approve an Agreement and Plan of Reorganization (the “Plan”) which provides for: (a) the transfer of all the assets of the Existing Fund to the New Fund, which is a series of World Funds Trust, in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund; and (b) the distribution of the shares of the New Fund pro rata by the Existing Fund to its shareholders in complete liquidation of the Existing Fund.

SUMMARY OF PROPOSAL

Below is a brief summary of the Proposal and how it will affect the Existing Fund.  We urge you to read the full text of the Proxy Statement.

You are being asked to consider a reorganization of the Existing Fund.  The Existing Fund is a series of the IMS Trust.  The Existing Fund offers one class of shares – Class A.  If approved by shareholders, the Existing Fund will be reorganized into the New Fund, a newly created series of WFT.  The Reorganization will not change the name, investment objective, investment strategies or investment policies of the Existing Fund.  The Existing Fund’s investment adviser will continue as the investment adviser for the New Fund, although the investment adviser has indicated its intent to appoint a new portfolio manager shortly after the Reorganization.  Certain of the service providers to the New Fund will change.  The service providers of the Existing Fund are as follows:  UMB Fund Services and Mutual Fund Administration Corporation (as co-administrators), UMB Fund Services, Inc. (as fund accountant, transfer agent and dividend disbursing agent), IMST Distributors (as distributor), and UMB Bank, n.a. (as custodian).  The service providers to the New Fund will be as follows:  Commonwealth Fund Services, Inc. (as transfer agent and dividend disbursing agent), UMB Fund Services, Inc. (as fund accountant), Commonwealth Shareholder Services, Inc. (as administrator), First Dominion Capital Corp. (as distributor), and UMB Bank, n.a. (as custodian).

Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of Existing Fund shares owned by the shareholder immediately prior to the Reorganization.  The New Fund will offer comparable shareholder services as the Existing Fund.  The New Fund is overseen by a board of trustees that is comprised of individuals who are different than the individuals comprising the Board of Trustees of the IMS Trust.

The Reorganization will not result in any increase in the advisory fees payable by the New Fund compared to the advisory fees currently incurred by the Existing Fund.  The Reorganization is expected to result in a decrease of the Existing Fund’s total annual operating expense ratio (before fee waivers and reductions) because the Adviser has concluded that the expenses for custody, administration, accounting, transfer agency and distribution services for the New Fund will be lower than those expenses for the Existing Fund.  At the Existing Fund’s current asset level, however, the total net annual expense ratio of the New Fund (as a percentage of average annual net assets) will be the same as that of the Existing Fund, because the Adviser has agreed to limit the operating expenses for Class A shares of the New Fund, excluding the New Fund’s Rule 12b-1 distribution fee of 0.25%,  to 1.55% of the New Fund’s average daily net assets pursuant to an expense limitation agreement that will be effective for at least one year from the date of the New Fund’s prospectus.  When the Rule 12b-1 distribution fee is added to the New Fund’s contractual expense limitation, the effective expense limitation will be 1.80%, which is the current expense limitation for the Existing Fund. The New Fund’s expense ratio may increase after the one-year period if the Adviser terminates or modifies the expense limitation undertaking.  However, the Adviser believes that in the future the total net annual expense ratio of the New Fund will decrease below the Existing Fund’s current expense ratio if the assets of the New Fund increase.

Pursuant to the Plan, the Reorganization will be accomplished as follows: (a) the Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund and the New Fund will assume all of the liabilities of the Existing Fund, and (b) the Existing Fund will distribute the New Fund’s shares to its shareholders in liquidation of the Existing Fund. Following the Reorganization, the Existing Fund will be dissolved.  A form of the Plan is attached as Exhibit A.

The Board of Trustees of the IMS Trust, including those Trustees who are not “interested persons” of the IMS Trust as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), considered the Plan in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interest of the Existing Fund and its shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization.

If the Plan is not approved by shareholders, then the Board of Trustees of the IMS Trust will consider other appropriate action.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) for the Existing Fund dated August 1, 2014; and

•	Annual Report to Shareholders of the Existing Fund, including financial statements for the fiscal year ended March 31, 2014.

The most recent annual report of the Existing Fund, including financial statements, for the fiscal year ended March 31, 2014, and the most recent semi-annual report for the period ended September 30, 2013, have been mailed previously to shareholders.  If you have not received these reports or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Existing Fund at the address set forth on the first page of this Proxy Statement or by calling 1.888.716.7116, and such documents will be sent to you within three business days by first class mail.

REASONS FOR THE REORGANIZATION

At a meeting of the IMS Trust’s Board of Trustees held on June 18-19, 2014, Strategic Asset Management, Ltd. (the “Adviser”), the investment adviser to the Existing Fund, recommended that the Trustees approve and recommend to Existing Fund shareholders for their approval the proposed Plan and the Reorganization. At the meeting, representatives of the Adviser and of WFT discussed certain matters with the Trustees and responded to their questions.  The Trustees also reviewed detailed information provided by the Adviser and WFT in advance of the meeting and the factors discussed below from the point of view of the interests of the Existing Fund and its shareholders. After the meeting, two of the Independent Trustees also participated in a conference call with all of the independent trustees of WFT. After careful consideration, the Trustees (including all Independent Trustees) determined that the Reorganization would be in the best interests of the Existing Fund.  The Trustees approved the Plan and the Reorganization and recommended that the shareholders of the Existing Fund vote in favor of the Reorganization by approving the Plan.

At the meeting the Adviser’s representatives discussed with the Trustees that they had negotiated services for Third Party Service Arrangements for the New Fund as a series of WFT that they believe are more favorable than those currently in place for the Existing Fund as a series of the IMS Trust.  They also expressed their view that the support anticipated to be provided by the Third Party Service Arrangements providers for the New Fund will be more consistent with the growth and business objectives that the Adviser has for the Existing Fund/New Fund.  The Adviser’s representatives indicated their belief that the Adviser’s ability to support and enhance the prospects for future success of the Existing Fund would be served best through WFT and its service providers.  In particular, the Adviser indicated that it expected that the New Fund would benefit from the distribution assistance to be offered by certain of the service providers to WFT.

The Adviser’s representatives also indicated to the Trustees that shortly after the Reorganization the Adviser intends to appoint Veronica Gutierrez as the New Fund’s portfolio manager.  Ms. Gutierrez currently serves as a Treasury Manager of the Banco Mercantil Santa Cruz S.A., the Adviser’s parent company, managing Banco Mercantil’s approximately $1 billion Treasury portfolio.  The representatives discussed Ms. Gutierrez’ qualifications with the Trustees and expressed their confidence in her portfolio management capabilities and her extensive knowledge of the various investment strategies and investment types employed by the Existing Fund.

In considering the proposed reorganization, the Trustees discussed, among other things, the terms of the reorganization, including the following factors:

•          That the investment objective, policies and restrictions of the Existing Fund are substantially similar to those of the New Fund and the Adviser will continue to manage the New Fund.

•          Upon consummation of the Reorganization, Existing Fund shareholders will become shareholders of the New Fund and will be able to continue to make additional investments in the New Fund.

•          That the gross expense ratio of the New Fund was expected to be lower than that of the Existing Fund due to more favorable economic arrangements associated with the Third Party Service Arrangements for the New Fund.  The Board considered that while these lower fee arrangements may eventually inure to the benefit of shareholders should the New Fund grow in assets such that the New Fund’s gross total expenses fell below the New Fund’s expense limitation, at the current time because of the expense limitation, these lower fees are expected to benefit the Adviser by reducing the level of its required reimbursement to the Fund.

•          That (i) the advisory fee for the New Fund will be equal to the advisory fee currently paid by the Existing Fund; and (ii) the Adviser has contractually agreed until at least [_________], to waive the New Fund’s advisory fees and/or reimburse expenses (excluding certain expenses) in order to ensure that the New Fund’s total annual fund operating expenses do not exceed 1.55%, excluding the Rule 12b-1 distribution fee of 0.25%, which equates to the level of the Existing Fund’s current expense limitation.

•          As in the case of the Existing Fund, under the proposed expense limitation agreement with respect to the New Fund, the Adviser would be entitled to recoup any expenses paid or advisory fees waived for a period of three years following any such waiver or payment.

•          That Mauricio Alvarez (the employee of the Adviser currently serving as the Existing Fund’s portfolio manager) has been serving as portfolio manager on an interim basis since April 2014, after the resignation of the employee previously serving as the Existing Fund’s portfolio manager; that the Adviser and the Trustees had been unable to reach agreement on Ms. Gutierrez’ appointment as the Existing Fund’s successor portfolio manager; and that the Adviser intends to appoint Ms. Gutierrez as the New Fund’s portfolio manager shortly after the Reorganization.

•          That the Reorganization would not occur unless the shareholders of the Existing Fund approved the Reorganization, and if the Reorganization were approved, Existing Fund shareholders would have the options of (i) transferring their investment to a similar fund in a transaction that is not expected to result in the recognition of gain or loss for federal income tax purposes by the Existing Fund or its shareholders, or (ii) redeeming their investment in the Existing Fund, which might have tax consequences for them.  If the Reorganization were not approved by shareholders, the Reorganization would not be consummated and the Existing Fund would remain as a series of the Trust.

•          The fund distribution support expected by the Adviser to be presented by the WFT service providers to the New Fund.

•          The Reorganization will be effected at the net asset value per share of the Existing Fund. Thus, each Existing Fund shareholder will receive shares of the New Fund having an aggregate net asset value identical to the aggregate net asset value of the shareholder’s existing shares.

•          That the Existing Fund and its shareholders are not expected to recognize gain or loss for federal income tax purposes as a result of the Reorganization.

•          That the cost of the Reorganization (other than the registration fees associated with the shares to be delivered as part of the Reorganization) will not be borne by the Existing Fund or its shareholders.

•          The qualifications of and services provided by the service providers to the New Fund.

•          The information provided by WFT and its counsel regarding an ongoing SEC inquiry with respect to certain past operations of WFT.  (See “Certain Regulatory Matters” below.)

After consideration of these and other factors it deemed appropriate, the Board of Trustees of the IMS Trust, including the Independent Trustees, unanimously approved the Plan and has recommended the Plan to the Existing Fund shareholders for their approval.  In approving the Reorganization, the Trustees of the IMS Trust determined that the Reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization.

The Board now submits to shareholders of the Existing Fund a proposal to approve the Reorganization.   If shareholders approve the Proposal, the Trustees and officers of the IMS Trust will execute and implement the Plan.  If approved, the Reorganization is expected to take effect on or about 4:00 p.m. Eastern Time on October 14, 2014 (the “Closing Date”), although that date may be adjusted in accordance with the Plan.  Following the Reorganization, the Existing Fund will be dissolved.

SUMMARY OF THE PLAN OF REORGANIZATION

Below is a summary of the important terms of the Plan. This summary is qualified in its entirety by reference to the Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

Under the Plan, the Existing Fund, a series of the IMS Trust, will transfer all of its assets to the New Fund, a newly organized series of WFT, in exchange for a number of New Fund shares equivalent in number and value to shares of the Existing Fund outstanding immediately prior to the Closing Date (as defined above) and the assumption by the New Fund of all the Existing Fund's assets, and will distribute those New Fund shares to Existing Fund shareholders in complete liquidation of the Existing Fund so that each Existing Fund shareholder receives the number of shares of the New Fund equal to the number of Existing Fund shares held by such shareholder on the Closing Date.  Like the IMS Trust, WFT is an open-end investment company registered with the Securities and Exchange Commission (“SEC”).  If the Reorganization is approved and implemented, shareholders of the Existing Fund will become shareholders of the New Fund. If approved, the Reorganization is expected to close on or about 4:00 p.m. Eastern Time on October 14, 2014, although the date may be adjusted in accordance with the Plan.

The Reorganization is subject to a number of conditions set forth in the Plan. Certain of these conditions may be waived by the Board of Trustees of each of the IMS Trust and WFT.  The significant conditions include approval of the Plan by shareholders of the Existing Fund and the receipt of an opinion of counsel that the Reorganization should be considered a "reorganization" for federal income tax purposes (neither of which may be waived). The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Existing Fund, by the Board of Trustees of the IMS Trust.  In addition, the Plan may be amended upon mutual agreement.

COMPARISON OF THE EXISTING FUND AND THE NEW FUND

Strategic Latin America Fund

Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

The New Fund will have the same investment objective, limitations and restrictions, and principal investment strategies and risks as the Existing Fund.

Fees and Expenses

The table of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Existing Fund’s prospectus and on estimates for the New Fund.  The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund’s shares as compared to the shares of the Existing Fund.

Table of Fees and Expenses

Class A Shares

SHAREHOLDER FEES (Fees Paid Directly From Your Investment)	Existing Fund	New Fund (pro forma)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	5.00%
Redemption fee (if redeemed within 60 days or purchase as a percentage of amount redeemed)	2.00%	2.00%1
Maximum deferred sales charge (load) (as a percentage of the NAV at the time of purchase	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Existing Fund	New Fund (pro forma)
Management fee	1.10%	1.10%
Distribution (Rule 12b-1) fees	0.25%	0.25%
Other expenses	0.93%	0.74
Total annual fund operating expenses	2.28%	2.09%
Fee waiver and/or expense reimbursements	(0.48%)1	(0.29%)2
Total annual fund operating expenses after fee waiver and/or expense reimbursement1	1.80%	1.80%

(1)
Strategic Asset Management, Ltd. (the “Adviser”) has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend or interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.80% of the average daily net assets of the Fund.  This agreement is in effect until July 31, 2014, and it may be terminated before that date only by the IMS Trust’s Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement.

(2)
The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) do not exceed 1.55% of the average daily net assets of the Fund.  This agreement is in effect until [________], and it may be terminated before that date only by WFT’s Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement.

Example

This example is intended to help you compare the costs of investing in the Existing Fund and the New Fund with the costs of investing in other mutual funds.  The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense cap in year one).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Existing Fund
Class A	$674	$1,133	$1,618	$2,949

New Fund (Pro Forma)
Class A	$674	$1,096	$1,542	$2,778

Comparative Information on Shareholder Services

The New Fund will offer substantially similar shareholder services as the Existing Fund, including telephone purchases and redemptions.  The New Fund, like the Existing Fund, offers an Automatic Investment Plan which enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.

Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee.  Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Minimum Initial and Subsequent Investment Amounts

The New Fund will offer the same investment minimums and subsequent investment minimums as the Existing Fund.  These minimums are:

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100
Traditional and Roth IRA Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$50
Gift Account for Minors	$1,000	$100

Class A Shares – Front End Sales Charge

The sales charges of the New Fund are identical to the Existing Fund.  The options for reducing an initial sales charge, including through rights of accumulation, statement of intention and combining purchases with other family members is substantially identical to that of the Existing Fund. The terms of waivers of front-end sales charges of the Existing Fund are also substantially identical to those of the New Fund.  Information on front-end sales charges of the New Fund is set forth below.

Class A Shares

Class A Shares are subject to a front-end sales charge and a distribution fee. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A shares.

	Sales charge as a percentage of
Amount of purchase at the public offering price	Offering Price(1)	Net amount invested	Discount as a percentage of offering price
Up to $24,999	5.00%	5.26%	5.00%
$25,000 - $49,999	4.50%	4.71%	4.50%
$50,000 - $99,999	4.00%	4.17%	4.00%
$100,000 - $249,999	3.00%	3.09%	3.00%
$250,000 - $499,999	2.50%	2.56%	2.50%
$500,000 - $749,999	1.80%	1.83%	1.80%
$750,000 - $999,999	1.20%	1.21%	1.20%
$1 million or more	1.00%	1.01%	1.00%

(1)	The term "Offering Price" includes the front-end sales charge.

Sales Charge Reductions and Waivers

The New Fund reserves the right to waive the deferred sales charge on certain Class A shares in order to qualify the New Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets.   If you are in a category of investors who purchase Class A shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the New Fund to help defray the expenses to the New Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or redemption fee. In addition, the redemption fee on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The redemption fee is computed based on a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The redemption fee would equal 2.00% of the offering price and of the net amount invested.

While the New Fund makes every effort to collect redemption fees, the New Fund may not always be able to track short time trading effected through these financial intermediaries.

To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the New Fund's transfer agent or your financial intermediary at the time of purchase that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the New Fund's transfer agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the New Fund's transfer agent can verify your eligibility for the reduction or waiver. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the New Fund's transfer agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that financial intermediary and other financial intermediaries. Consult the New Fund's SAI for additional details.

You can reduce your initial sales charge in the following ways:

Right of Accumulation.  After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares purchased will be taken into account on a combined basis at the current NAV per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention.  A reduced sales charge on Class A Shares of the Fund, as set forth above, applies immediately to all purchases for which the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Combine with family member.  You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”), or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

Waiver of Front-End Sales Charges - Class A Shares

No sales charge shall apply to:

(1)	reinvestment of income dividends and capital gain distributions;

(2)	exchanges of the New Fund's shares for those of another fund of WFT;

(3)
purchases of New Fund shares made by current or former directors, officers or employees, or agents of WFT, the Adviser, the distributor, and by members of their immediate families and employees (including immediate family members) of a broker-dealer distributing New Fund shares;

(4)	purchases of New Fund shares by the New Fund's distributor for its own investment account and for investment purposes only;

(5)
a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6)	a charitable organization, as defined in Section 501(c)(3) of the Code, as well as other charitable trusts and endowments, investing $50,000 or more;

(7)	a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8)
investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9)
institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10)
the purchase of New Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer New Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling WFT at (800) 673-0550. All account information is subject to acceptance and verification by the New Fund's distributor.

Dividends and Distributions

The New Fund will have the same dividend and distribution policy as the Existing Fund.  Shareholders who have elected to have their Existing Fund dividends reinvested will continue to have dividends reinvested in the New Fund following the Reorganization.  Shareholders who currently have capital gains reinvested in the Existing Fund will continue to have capital gains reinvested in the New Fund.

Fiscal Year End

The Existing Fund currently operates on a fiscal year ending the last day in March.    Following the Reorganization, the New Fund will also operate on a fiscal year ending on the last day in March.

Comparative Information about the IMS Trust and WFT

Each of the IMS Trust and WFT is organized as a Delaware statutory trust and has adopted a Declaration of Trust and By-Laws (“Governing Documents”).  There are no material differences in shareholder rights between the Governing Documents of the Trust and WFT.

The Investment Adviser

Strategic Asset Management, Ltd., a Cayman Islands corporation with its principal office and place of business in La Paz, Bolivia, has been serving as the investment adviser to the Existing Fund since May 2010.  As of June 30, 2014, the Adviser had approximately $30.1 million in assets under management.

The Adviser manages the investments of the Existing Fund pursuant to an investment advisory agreement (the "Agreement”).  Pursuant to the Agreement, the monthly compensation paid to the Advisor is accrued daily at an annual rate of 1.10% of the Existing Fund’s average daily net assets.  The Adviser will manage the investments of the New Fund pursuant to an investment advisory agreement with respect to the New Fund with terms that are substantially the same as the Agreement.

The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the New Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expenses on short sales) do not exceed 1.55% of the average daily net assets of the New Fund.  This agreement is in effect until [_________], and it may be terminated before that date only by WFT’s Board of Trustees. The Adviser is permitted to seek reimbursement from the New Fund, subject to limitations, for fees it waived and New Fund expenses it reimbursed for three years from the date of any such waiver or reimbursement.

To the extent the Proposal is approved, shareholders of the Fund are also approving the ability of the Adviser to recoup amounts waived or expenses reimbursed for the Existing Fund.

The Portfolio Manager

Information on the portfolio manager for the Existing Fund is set forth below.  For more detailed information on the portfolio manager’s compensation information, other accounts managed, and ownership of securities in the Existing Fund, see the Existing Fund’s Prospectus and Statement of Additional Information.

Mauricio Alvarez, Chief Compliance Officer (“CCO”) of the Adviser, has been the Portfolio Manager for the Existing Fund since April 2014.  Mr. Alvarez has 15 years of investment experience. Since October 2010, Mr. Alvarez has served as the CCO of the Adviser, and he has been involved in implementing the strategies and decisions of the Existing Fund.  From 2009 to 2010, Mr. Alvarez was the Chief Executive Officer and CCO of Mercantil Santa Cruz Agencia de Bolsa, an asset manager and broker dealer subsidiary of Banco Mercantil Santa Cruz S.A., a Bolivian bank.  From 2005 to 2009 Mr. Alvarez served as an Assistant Vice President and Branch Manager for Mid America Bank (which was acquired by National City Corporation, which was later acquired by PNC Bank), where he focused on training, business development, customer service and management. From 2002 to 2004, Mr. Alvarez worked for Nacional de Valores, the investment firm of Banco Nacional de Bolivia, where he was in charge of the strategies, decisions and trades for its investment advisor and broker dealer. Mr. Alvarez began his career in 1999 as an investment officer and working for the broker dealer for Credibolsa Investments, a subsidiary in Bolivia of Credicorp Group of Peru.  Mr. Alvarez has a degree in economics from the Bolivian Catholic University and a Specialization in market analysis and portfolio management from the Instituto de Estudios Bursatiles in Madrid, Spain.

The Adviser appointed Mr. Alvarez as the Fund’s portfolio on an interim basis in April 2014 after the Fund’s then-current portfolio manager resigned from the Adviser.  The Adviser has indicated that shortly after the Reorganization, it intends to appoint Veronica Gutierrez to replace Mr. Alvarez as the Fund’s portfolio manager. Information on Ms. Gutierrez is set forth below.

Veronica Gutiérrez has four years of investment experience and has served as a Treasury Manager of the Banco Mercantil Santa Cruz S.A. managing its investment portfolio, liquidity and foreign exchange transactions.  In addition, she served as a Branch Manager of Banco Mercantil from 2012 to 2013 and in that position was responsible for its loan portfolio, deposit accounts and customer service. Ms. Gutierrez served as Treasurer for Banco Mercantil from 2009 to 2012.  Ms. Gutiérrez holds a degree in Business Administration and a Master of Science in Finance from Universidad Adolfo Ibañez in Chile.

EXPENSES OF THE REORGANIZATION

The Adviser will pay the costs and expenses associated with the Reorganization.  The expenses are currently estimated to be approximately $60,000.

OTHER SERVICE PROVIDERS

Upon closing of the Reorganization, as described above the New Fund will utilize different service providers from those of the Existing Fund.

Distributor

IMST Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor to the Existing Fund.

First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, will serve as the New Fund’s exclusive agent for the distribution of the New Fund’s shares.  First Dominion Capital Corp. may sell the New Fund’s shares to or through qualified securities dealers or others.

Administrator

UMB Fund Services, Inc., 235 W. Galena Avenue, Milwaukee, Wisconsin 53213, and Mutual Fund Administration Corporation, 2220 E. Route 66, Suite 226, Glendora, California 91740, serve as co-administrators for the Existing Fund. The co-administrators provide certain administrative services to the Existing Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Existing Fund’s independent contractors and agents; preparing for signature by an officer of the IMS Trust all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Existing Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.

Commonwealth Shareholder Services, Inc., (“CSS”) 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 will serve as the New Fund’s administrator.  CSS will supervise all aspects of the operation of the New Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of Trustees of WFT, is the sole owner of CSS.  CSS will provide certain administrative services and facilities for the New Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.   CSS, as administrative agent for the New Fund, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

Transfer Agent and Fund Accounting Agent

UMB Fund Services, Inc. also serves as transfer agent and fund accounting agent to the Existing Fund.

Commonwealth Fund Services, Inc. (“CFSI”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 will serve as the transfer agent and dividend disbursing agent for the New Fund.  John Pasco, III, Chairman of the Board Trustees of WFT, is the sole owner of CFSI.  Therefore, CFSI may be deemed to be an affiliate of WFT and CSS.  The transfer agent will provide certain shareholder and other services to the New Fund, including furnishing account and transaction information and maintaining shareholder account records.  CFSI will be responsible for processing orders and payments for share purchases.  CFSI will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFSI will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

UMB Fund Services, Inc. will continue to serve as the accounting agent for the New Fund.

Custodian Services

UMB Bank, n.a., serves as custodian to the Existing Fund and will continue to serve as custodian of the New Fund’s securities and cash.

CERTAIN INFORMATION REGARDING THE
NEW TRUST’S TRUSTEES AND OFFICERS

Set forth below is certain information provided by WFT.

After the Reorganization, the operations of the New Fund will be overseen by WFT’s Board of Trustees (the “New Board”) in a substantially similar manner as the Existing Fund is overseen by the IMS Trust’s Board.  The business of WFT is managed under the direction of the New Board in accordance with WFT’s Governing Documents, which have been filed with the SEC.  The New Board consists of four individuals, three of whom are Independent Trustees.  Pursuant to the Governing Documents of WFT, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer.  The New Board also retains the power to conduct, operate and carry on the business of WFT and has the power to incur and pay any expenses, which, in the opinion of the New Board, are necessary or incidental to carry out any of WFT’s purposes.  The New Board possesses similar powers to elect officers and conduct, operate and carry on the business of WFT.  Each New Board member and each officer, employee and agent of WFT, when acting in such capacity, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  Following is a list of the members of the New Board and executive officers of WFT and their principal occupations over the last five years.  The Trustees who are considered "interested persons" of WFT as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of WFT, are noted with an asterisk(*).

Each Trustee was nominated to serve on the New Board based on his or her particular experiences, qualifications, attributes and skills. Generally, WFT believes that each Trustee is competent to serve because of his or her individual overall merits including experience, qualifications, attributes and skills.  WFT does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes him or her highly qualified.

David J. Urban.  Mr. Urban has been a Professor of Education since 1989 and a college Dean since 2013.   His strategic planning, organizational and leadership skills help the Board set long-term goals.

Mary Lou H. Ivey.  Ms. Ivey has over ten years of business experience as a practicing tax accountant and, as such, brings tax, budgeting and financial reporting skills to the Board.

Theo H. Pitt, Jr.  Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.

John Pasco III. Mr. Pasco serves as President, Treasurer and Director of WFT’s administrator and also serves as a member of two other mutual fund boards outside of the WFT complex.  Mr. Pasco has over 30 years of experience in the mutual fund industry, including several years on staff with the Securities and Exchange Commission.  With experience from these positions, he is able to provide the Board with knowledge and insight related to fund administration.

Following is a list of the Trustees and executive officers of WFT and their principal occupation over the last five years.

INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH WFT	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 68	Trustee	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), WFT's Administrator; President and Director of First Dominion Capital Corp. (“FDCC”), WFT's underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), WFT's Transfer and Disbursing Agent; President and Director of Commonwealth Fund Accounting, Inc. ("CFA"), which provides bookkeeping services to WFT; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997.	7	The World Funds, Inc.; American Growth Fund, Inc.

Mr. Pasco would be an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in CSS, CFSI, CFA and FDCC.

NON-INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH WFT	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age : 58	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since June 2013; Virginia Commonwealth University, Professor of Education from 1989 to 2013.	7	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 55	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008; Accountant, Wildes, Stevens & Brackens & Co., accounting firm, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., accounting firm, from1997 to 2007.	7	None
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age : 77	Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) 2003 to 2008.	7
Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Hanna Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; DGHM Investment Trust for the two series of that Trust; and Starboard Investment Trust for the18 series of that trust; (all registered investment companies).

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH WFT	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age : 50	Treasurer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Companies, since 2003.	N/A	N/A
David Bogaert 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 50	Vice President	Indefinite, Since November 2013
Managing Director of Business Development, Commonwealth Companies, October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.
				N/A	N/A
John H. Lively 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 45	Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010.	N/A	N/A
Lauren Jones 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 31	Assistant Secretary	Indefinite, Since December 2009	Relationship Manager, Commonwealth Shareholder Services, Inc., since 2006	N/A	N/A
Cynthia D. Baughman 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 45	Assistant Secretary	Indefinite, Since November 2013
Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).
				N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 45	Chief Compliance Officer	Indefinite, Since July 2013.	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

The New Board oversees WFT and certain aspects of the services provided by the Adviser and the other service providers.  Each Trustee will hold office until his or her successors have been duly elected and qualified or until his or her earlier resignation or removal. Each officer of WFT serves at the pleasure of the Board and for a term of one year or until his or her successors have been duly elected and qualified.

The Board of Trustees of WFT has established an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee.

The Audit Committee of the Board is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt.  The functions of the Audit Committee are to meet with WFT's independent auditors to review the scope and findings of the annual audit, discuss WFT's accounting policies, discuss any recommendations of the independent auditors with respect to WFT's management practices, review the impact of changes in accounting standards on WFT's financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board.  For WFT’s most recent fiscal year ended, March 31, 2014, the Audit Committee met four times.

The Nominating and Corporate Governance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt.  The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit B – the charter also describes the process by which shareholders of WFT may make nominations.  WFT established this Committee on August 2, 2013, and, as of March 31, 2014, the Committee met once. The Valuation Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt.  The Valuation Committee meets as needed in the event that the Fund hold any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis.  WFT established this Committee on August 2, 2013, and, as of March 31, 2014, the Committee did not meet.

The Chairman of the New Board is Mr. Pasco, who is an “interested person” of WFT, within the meaning of the 1940 Act. WFT does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee WFT, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with WFT’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of WFT and its shareholder base, the Trustees of WFT have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the New Board.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the New Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with WFT’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the New Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of WFT, including WFT’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the New Fund’s investment adviser, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the New Fund; (5) engaging the services of the Chief Compliance Officer of WFT to monitor and test the compliance procedures of WFT and its service providers; (6) receiving and reviewing reports from WFT’s independent registered public accounting firm regarding the Fund’s financial condition and WFT’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of WFT’s compliance policies and procedures and the effectiveness of their implementation.  The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Each Trustee was nominated to serve on the New Board based on his or her particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of WFT are discussed above.

Trustee and Officer Compensation

Each Trustee of the New Fund who is not an interested person of WFT or an investment adviser to WFT receives a fee of $5,000 per year.  WFT also reimburses the Trustees for travel and other expenses related to meeting attendance.  The “interested persons” who serve as Trustees of WFT receive no compensation for their services as Trustees.  None of the executive officers receives compensation from WFT.

Mr. Julian G. Winters is compensated by WFT for services rendered as Chief Compliance Officer to WFT.  All other officers of WFT and Trustees who are interested persons of WFT or the Adviser will receive no salary or fees from WFT.

FEDERAL INCOME TAX CONSEQUENCES

Subject to certain stated assumptions contained therein, the Existing Fund and the New Fund will receive an opinion of the Law Offices of John H. Lively & Associates, Inc., substantially to the effect that, for the United States federal income tax purposes:

•	The Reorganization will constitute a "reorganization" within the meaning of Section 368 of the Code and each Fund will be "a party to the reorganization" (within the meaning of Code section 368(b)).

•
No gain or loss will be recognized by the Existing Fund as a result of the Reorganization except with respect to certain contracts described in Section 1256(b) of the Code and gain that may be recognized on the transfer of stock in passive foreign investment companies, as defined in Section 1297(a) of the Code.

•	No gain or loss will be recognized by the New Fund as a result of the Reorganization.

•	No gain or loss will be recognized by the shareholders of the Existing Fund upon the distribution to them of New Fund shares in exchange for their shares of the Existing Fund.

•	The basis of the New Fund shares received by each shareholder of the Existing Fund will be the same as the basis of the shareholder's Exiting Fund shares immediately prior to the Reorganization.

•	The basis of the Existing Fund assets received by the New Fund will be the same as the basis of such assets in the hands of the Existing Fund immediately prior to the Reorganization.

•
Each Existing Fund shareholder's holding period for the New Fund shares will be determined by including the period for which the shareholder held the shares of the Existing Fund exchanged therefor, provided that the shareholder held such shares of the Existing Fund as a capital asset.

•	The holding period of the New Fund with respect to the Existing Fund assets will, in each case, include the period for which such assets were held by the Existing Fund.

Such opinion shall be based on customary assumptions, limitations and such representations as the Law Offices of John H. Lively & Associates, Inc. may reasonably request and the Existing Fund and New Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel, with the consent of the Existing Fund, appropriate to render the opinions expressed therein.

The foregoing relates only to the federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

CAPITALIZATION

The following table sets forth as of the fiscal year end on March 31, 2014: (1) the audited capitalization of the Existing Fund, and (2) the unaudited pro forma capitalization of the New Fund assuming the Reorganization has been approved.  If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Funds and changes in net asset value per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Strategic Latin America Fund
Class A Shares	$28,761,067	$8.23	3,494,684
Total	$28,761,067	$8.23	3,494,684
New Fund (pro forma)
Class A Shares	$28,761,067	$10.00	2,876,106
Total	$28,761,067	$10.00	2,876,106

VOTING INFORMATION

Voting Securities and Required Vote

As of the Record Date, there were ____________ shares of beneficial interest of the Existing Fund issued and outstanding.

All shareholders of record of the Existing Fund on the Record Date are entitled to vote at the Special Meeting on the Proposal.  Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

With regard to the Existing Fund, a quorum shall exist if the holders of one third of the outstanding shares of the Existing Fund entitled to vote are present in person or by proxy.  A lesser number shall be sufficient for adjournments, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  An affirmative vote of the holders of a majority (i.e., greater than 50% of the shares represented in person or by proxy) of the outstanding voting shares of the Existing Fund present at the Special Meeting or represented by proxy is required for the approval of the Proposal.

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Existing Fund a written notice of revocation, (2) timely submitting a proxy bearing a later date or (3) attending the Special Meeting and voting in person.

The IMS Trust, WFT and the Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in the Existing Fund’s proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of the IMS Trust, P.O. Box 2175, Milwaukee, Wisconsin 53201 so they are received within a reasonable time before any such meeting. No business other than the Proposal is expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Existing Fund.

There normally will be no meeting of shareholders for the New Fund for the purpose of electing Trustees of WFT unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting of the New Fund should send their written submissions to the principal executive offices of WFT at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.  Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting.  If we do not receive your vote, you may be contacted by a [representative of _______________] who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees with respect to which the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Existing Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Existing Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-vote will not be voted “FOR” or “AGAINST” any adjournment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the IMS Trust, in care of Strategic Latin America Fund, P.O. Box 2175, Milwaukee, Wisconsin 53201, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the IMS Trust of their desire to receive multiple copies of the reports and proxy statements the IMS Trust sends.  If you would like to receive an additional copy, please contact the Existing Fund by writing to the address set forth on the first page of this Proxy Statement or by calling 1.888.716.7116.  The Existing Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Existing Fund’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the IMS Trust, shareholders of record owning 5% or more of the outstanding shares of the Existing Fund as of the Record Date are set forth below:

STRATEGIC LATIN AMERICA FUND

Class A Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

Shareholders owning more than 25% of the shares of the Existing Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the IMS Trust owned less than 1% of the outstanding shares of the Existing Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Existing Fund.

CERTAIN REGULATORY MATTERS

WFT has informed the IMS Trust as follows regarding certain regulatory matters.

In 2009 the staff of the SEC conducted an examination of WFT and its series, another registered fund and its series (together with WFT and its series, the "Funds"), and certain of the service providers utilized by the Funds. The Funds and the service providers responded to the questions raised by the examination, and since 2011 the Funds have received and responded to requests for further information from the SEC staff.  The issues raised with respect to all of the individuals and entities did not involve any risk to the safety of the assets of the Funds or the management of the assets by the Funds’ advisers.  WFT believes that the questions received from the SEC staff as a result of the examination have been addressed, except for the following matters which are still pending and are being reviewed by the SEC's enforcement division:

•
The SEC staff questioned the manner in which three former trustees of WFT (and affiliated service providers) performed their duties in 2008 and 2009, including the process they used to consider and approve advisory and other agreements.  The former trustees resigned for reasons unrelated to the inspection at various times during 2009 and 2010.  The current trustees of WFT (one of whom is an interested trustee controlling the service providers) assumed their positions on the New Board after the periods being reviewed by the SEC staff, and they believe that the procedures in place during the period being reviewed were appropriate and properly implemented.

•
The SEC staff questioned some errors in documentation in board meeting minutes and Fund agreements. WFT believes these errors have been corrected and resolved.  The Funds were not affected by the errors or by the steps taken to correct the errors in the agreements.  No Fund ever paid more than the proper amount of its fees.

•
The SEC staff raised questions about potential over-lapping or duplicative services to the Funds called for under various agreements. WFT believes that such services were not duplicative, and that they provided checks and balances for the protection of the Funds and their shareholders.

It is not possible to predict what steps, if any, the SEC might authorize in respect of these questions, but the Funds believe that the advice received from their counsel was correct, and it was followed correctly during the periods in question.

OTHER BUSINESS

The Board of Trustees of the IMS Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Existing Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Existing Fund and the shareholders of the Existing Fund.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of ______ 2014, by and among the Strategic Latin America Fund (the “Transferring Fund”), a series of Investment Managers Series Trust (“IMS Trust”); the Strategic Latin America Fund (the “Acquiring Fund”), a series of World Funds Trust (“World Funds Trust”); and Strategic Asset Management, Ltd. (the “Adviser”) for purposes of Sections 4.3, 6.6, and 9.1 hereof.  IMS Trust is a Delaware statutory trust, with its principal place of business at 235 W. Galena Avenue, Milwaukee, Wisconsin 53212. The World Funds Trust is a Delaware statutory trust, with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.

Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Transferring Fund and the Acquiring Fund (each a “Fund”), and of and by IMS Trust and World Funds Trust, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each entity of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of such entity or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or entity of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.  The reorganization will consist of (i) the transfer of all of the assets of the Transferring Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) (which is being established solely for the purpose of acquiring these assets and continuing the Transferring Fund’s business) and the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (ii) the distribution, after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Transferring Fund and Acquiring Fund intend the Reorganization to be a "reorganization" described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), the related Treasury Regulations  (the “Treasury Regulations”), and other guidance provided by the Internal Revenue Service (the “IRS”), and adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations sections 1.368-2(g) and 1.368-3(a);

WHEREAS, the Law Offices of John H. Lively & Associates, Inc. will render a federal tax opinion on the date on which the Reorganization is consummated that the Reorganization qualifies as a reorganization under Section 368(a)(1)(F) of the Code;

WHEREAS, the Transferring Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Transferring Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of IMS Trust,  including a majority of the Trustees who are not “interested persons” of the IMS Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the transactions contemplated herein will be in the best interests of the Transferring Fund and its  shareholders and has further determined that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Trustees of the World Funds Trust, including a majority of the Trustees who are not “interested persons” of the World Funds Trust as that term is defined in Section 2(a)(19) of the 1940 Act, has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and has further determined that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1 THE REORGANIZATION. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Transferring Fund’s assets (i) to deliver to the Transferring Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent unaudited statement of investments, statement of assets and liabilities, statement of operations and statement of changes in net assets, which contain a list of all of the Transferring Fund’s assets as of the date thereof.  The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in financial position as reflected in such financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities or other investments and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Transferring Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Transferring Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date (the "Liabilities").

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, (a) the Transferring Fund will liquidate and distribute pro rata to the Transferring Fund’s shareholders (the “Transferring Fund Shareholders”) of record, determined as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to termination as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Transferring Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. Such liquidation and distribution shall be accomplished on a class equivalent basis.  All issued and outstanding shares of the Transferring Fund ("Transferring Fund Shares") will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the proxy statement relating to the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby (the “Proxy Statement”), which will have been distributed to shareholders of the Transferring Fund.

1.6 TRANSFER TAXES. Transferring Fund Shareholders shall pay any transfer taxes payable upon the issuance of Acquiring Fund Shares. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than that of a registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Fund, including the responsibility for filing regulatory reports, tax returns, and other documents, for periods ending on or before the Closing Date, is and shall remain the responsibility of the Transferring Fund.

1.8 TERMINATION. The IMS Trust shall take all necessary and appropriate steps under applicable law to make all distributions pursuant to paragraph 1.4 and terminate the Transferring Fund promptly following the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Transferring Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the Valuation Date (as defined in paragraph 1.4), using the valuation procedures set forth in the IMS Trust’s Declaration of Trust and the Transferring Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

2.2 CALCULATION OF NUMBER OF ACQUIRING FUND SHARES. For purposes of the Reorganization, the net asset value per share of the Acquiring Fund Shares to be issued shall be equal to the Transferring Fund’s net asset value per share computed as of the close of business of the New York Stock Exchange on the Valuation Date.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Transferring Fund’s assets shall be equal to the number of full and fractional Transferring Fund Shares issued and outstanding on the Valuation Date.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by UMB Fund Services, Inc., the Transferring Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Transferring Fund and confirmed by UMB Fund Services, Inc., the Acquiring Fund’s accounting agent.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Parties shall make respective best efforts to close the Reorganization (the “Closing”) on or before _______, 2014 (the “Closing Date”), unless the parties agree in writing otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 4:00 p.m. Eastern time at the offices of Mutual Fund Administration Corporation, or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Transferring Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Fund is impracticable as mutually determined by the parties, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Transferring Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Transferring Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Secretary of the IMS Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.4 CUSTODIAN’S CERTIFICATE. The Transferring Fund’s Treasurer shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRANSFERRING FUND. The Transferring Fund represents and warrants to the World Funds Trust and the Acquiring Fund as follows:

(a) The Transferring Fund is a separate investment series of the IMS Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware.

(b) The Transferring Fund is separate investment series of the IMS Trust, which is registered as an investment company classified as a management company of the open-end type, and the registration of the IMS Trust with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

(c) The current prospectus and statement of additional information of the Transferring Fund conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Transferring Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, a violation of any provision of federal law (including the 1940 Act), Delaware Law, the IMS Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e) The Transferring Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that will be terminated, with such termination resulting in liability to the Transferring Fund, prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement.  The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) All audited financial statements of the Transferring Fund at March 31, 2014 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

(h) Since March 31, 2014, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.  The Transferring Fund is in compliance in all material respects with all applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation prior to the current year, the Transferring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.  Subject to the accuracy of the covenants, representations and warranties of the Acquiring Fund, the Transferring Fund expects to continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current taxable year. The Transferring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Code Sections 852 or 4982 that has not been paid. The Transferring Fund has had no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply.

(k) All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transferring Fund’s transfer agent as provided in paragraph 3.3. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund’s shares, nor is there outstanding any security convertible into any of the Transferring Fund’s shares.

(l) At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary actions on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) The Proxy Statement complies in all material respects with the Securities Exchange Act of 1934 (the “1934 Act”) and (only as it relates to the Transferring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(p) The Transferring Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business as a regulated investment company.

(q) The Transferring Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in Code section 368(a)(3)(A)).

(r) Not more than 25% of the value of the Transferring Fund's total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the IMS Trust, the Transferring Fund as follows:

(a) The Acquiring Fund is a separate investment series of the World Funds Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate investment series of the World Funds Trust, which is registered as an investment company classified as a management company of the open-end type, and the registration of the World Funds Trust with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of federal law (including the 1940 Act), Delaware Law, the World Funds Trust’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the World Funds Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The World Funds Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) [Intentionally omitted.]

(g) The Acquiring Fund has not commenced and will not commence operation prior to the Closing Date; however, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for the fiscal year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each fiscal year all net investment income and realized capital gains.

(h) Before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) securities convertible into any Acquiring Fund Shares, or (4) other securities issued by the Acquiring Fund, except for a nominal number of initial shares issued to [___________] (the “Initial Shares”) for the purpose of enabling such person to vote on matters required by the 1940 Act, which Initial Shares shall be redeemed by the Acquiring Fund at or before the Closing for the price at which they were issued.

(i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the World Funds Trust, and this Agreement constitutes a valid and binding obligation of the World Funds Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Acquiring Fund Shares to be issued and delivered to the Transferring Fund for the account of the Transferring Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(k) The information furnished by the World Funds Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(l) The Acquiring Fund has provided the Transferring Fund with information reasonably necessary for the preparation of a proxy statement in compliance with the 1934 Act in connection with the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby. The Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(n) The World Funds Trust has filed a post-effective amendment to its registration statement on Form N-1A with the Commission, for the purpose of registering the Acquiring Fund as a series of the World Funds Trust. The post-effective amendment will be effective on or before the Closing Date.

(o) Prior to the Closing, the Acquiring Fund will not have carried on any business activity and will never have had any assets or liabilities.

(p) No consideration other than Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(q) The Acquiring Fund and World Funds Trust is not (and will not be) classified as a partnership, and instead the Acquiring Fund will be classified as a corporation for federal tax purposes.  The Acquiring Fund will file a federal income tax return for the taxable year that includes the Closing Date as a "regulated investment company" (a "RIC") on Form 1120-RIC; the Acquiring Fund will be a "fund" (as defined in Code section 851(g)(2), eligible for treatment as a separate corporation under Code section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Code sections 851 and 852; the Acquiring Fund will meet the requirements of Subchapter M for qualification as a RIC, and will compute its federal income tax under Code Section 852, for its taxable year in which the Reorganization occurs; and the Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax.

(r)  There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in Code section 851(g)(2)) following the Reorganization.

(s) Assuming the truthfulness and correctness of the Transferring Fund's representation and warranty in paragraph 4.1(r), immediately after the Reorganization (1) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers.

(t) Immediately after the Closing, the Acquiring Fund will not be under the jurisdiction of a court in a "title 11 or similar case" (as defined in Code section 368(a)(3)(A)).

(u) The fair market value of the Acquiring Fund Shares each Transferring Fund Shareholder receives will be approximately equal to the fair market value of its Transferring Fund Shares it actually or constructively surrenders in exchange therefor.

(v) The Transferring Fund Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(w) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

(x) None of the compensation received by any Transferring Fund Shareholder who or that is an employee of or service provider to the Transferring Fund will be separate consideration for, or allocable to, any of the Transferring Fund Shares that Transferring Fund Shareholder holds;  none of the Acquiring Fund Shares any such Transferring Fund Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory or sub-advisory agreement, or other service agreement; and the compensation paid to any such Transferring Fund Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

(y) No expenses incurred by the Transferring Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund, the World Funds Trust, the IMS Trust, the Advisor or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Acquiring Fund Shares will be transferred to the Transferring Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(z) Immediately following consummation of the Reorganization, (1) the Transferring Fund Shareholders will own all the Acquiring Fund Shares and will own those Acquiring Fund Shares solely by reason of their ownership of the Transferring Fund Shares immediately before the Reorganization, and (2) the Acquiring Fund will hold the same assets -- except for assets used to pay the Funds' expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the Transferring Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends and redemptions in the ordinary course of the Transferring Fund's business as an open-end regulated investment company, pursuant to Section 22(e) of the 1940 Act) the Transferring Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.3 REPRESENTATIONS OF STRATEGIC ASSET MANAGEMENT, LTD.  Strategic Asset Management, Ltd. represents and warrants to the IMS Trust and the Transferring Fund as follows:

(a) Strategic Asset Management, Ltd. will release and hold harmless IMS Trust, its trustees, officers, employees and service providers, including its administrator, custodian, accounting services agent, transfer agent, custodian, legal counsel, principal underwriter and independent registered public accounting firm and their respective trustees/directors, officers and employees from any and all adverse claims now existing or that have previously arisen, whether known or unknown.

(b) Strategic Asset Management, Ltd. will put into place, or arrange to have put in place, expense limitation arrangements with respect to the Acquiring Fund that will limit the total operating expenses of the Acquiring Fund to 1.55% for Class A Shares (exclusive of interest, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) through July 31, 2015.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1 OPERATION IN ORDINARY COURSE. The Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will not commence operation until the Closing Date.

5.2 APPROVAL BY SHAREHOLDERS. The IMS Trust will call a meeting of the shareholders of the Transferring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the World Funds Trust and the IMS Trust will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 LIQUIDATING DISTRIBUTION. As soon as is reasonably practical after the Closing, the Transferring Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF A TRANSFERRING FUND

The obligations of the Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 (a) All representations and warranties of the World Funds Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the  Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in its name by the World Funds Trust’s President or Vice President, in form and substance reasonably satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

(b) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date.

(c) The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraphs 2.2 and 2.3.

6.2 With respect to the Acquiring Fund, the IMS Trust shall have received on the Closing Date an opinion from the Law Offices of John H. Lively & Associates, Inc., counsel to the World Funds Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Transferring Fund, covering the following points:

(a) The Acquiring Fund is an investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Acquiring Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed, and delivered by the World Funds Trust on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Transferring Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) Assuming that consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Transferring Fund on behalf of the Transferring Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund have any statutory preemptive rights in respect thereof.

(e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the World Funds Trust’s Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the World Funds Trust is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the World Funds Trust or the Acquiring Fund is a party or by which it is bound.

(f) In the ordinary course of such counsel’s representation of World Funds Trust, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the World Funds Trust or any of its properties or assets and the World Funds Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Proxy Statement.

(g) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the World Funds Trust and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

 Such opinion shall contain such assumptions and limitations as shall be in the opinion of the Law Offices of John H. Lively & Associates, Inc. with the consent of the Transferring Fund appropriate to render the opinions expressed therein.

6.3 IMS Trust and World Funds Trust shall have received an opinion of the Law Offices of John H. Lively & Associates, Inc. as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer by the Transferring Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Transferring Fund's liabilities, and the distribution of such shares to the Transferring Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code and each Fund will be “a party to the reorganization” (within the meaning of Code section 368(b));

(b) No gain or loss will be recognized by the Transferring Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and gain that may be recognized on the transfer of stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(c) No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(d) No gain or loss will be recognized by the shareholders of the Transferring Fund upon the distribution to them of Acquiring Fund Shares in exchange for their shares of the Transferring Fund;

(e) The basis of the Acquiring Fund Shares received by each shareholder of the Transferring Fund will be the same as the basis of the shareholder's Transferring Fund Shares immediately prior to such transactions;

(f) The basis of the Transferring Fund Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Transferring Fund immediately prior to such transactions;

(g) Each Transferring Fund Shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Transferring Fund exchanged therefor, provided that the shareholder held such shares of the Transferring Fund as a capital asset; and

(h) The holding period of the Acquiring Fund with respect to the Transferring Fund Assets will, in each case, include the period for which such Assets were held by the Transferring Fund.

Such opinion shall be based on customary assumptions, limitations and such representations as the Law Offices of John H. Lively & Associates, Inc. may reasonably request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel, with the consent of the Transferring Fund, appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3.

6.4 The post-effective amendment on Form N-1A filed by the World Funds Trust with the Commission to register the Acquiring Fund as a series of the World Funds Trust is effective and no stop order has been issued by the Commission.

6.5 Subject to paragraph 6.4, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

6.6 The IMS Trust shall have received a letter of indemnification from Strategic Asset Management, Ltd. stating that it agrees to indemnify the IMS Trust, its employees, agents, trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other direct (but not indirect, special or consequential) expenses arising out of any shareholder litigation, Commission staff inquiries, investigations or Commission disciplinary action taken with respect to the Transferring Fund, or relating to or resulting from (i) the Reorganization; (ii) the management of the Transferring Fund by the Adviser or any sub-adviser; or (iii) the Adviser’s duties to the Transferring Fund under the Investment Advisory Agreement between the IMS Trust and the Adviser or any related agreement, or the Investment Advisers Act of 1940, as amended, except to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses are a result of breach of the Investment Advisory Agreement by an Indemnified Party or the negligence or willful misfeasance of the Indemnified Party, or such party’s reckless disregard of its obligations.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the IMS Trust’s President or Vice President, in form and substance satisfactory to the Acquiring  Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Transferring Fund shall have delivered to the Acquiring Fund a statement of the   Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the IMS Trust.

7.3 The Transferring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Closing Date.

7.4 The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraphs 2.2 and 2.3.

7.5 With respect to the Transferring Fund, the World Funds Trust shall have received on the Closing Date an opinion of Bingham McCutchen LLP, counsel to the IMS Trust and the Transferring Fund, in a form reasonably satisfactory to the Acquiring Funds, covering the following points:

(a) The IMS Trust is a statutory trust organized and existing under the laws of the State of Delaware and has power as a statutory trust to own all of its properties and assets and to carry on its business as an open-end investment company as described in the Proxy Statement, and the Transferring Fund is a series thereof duly constituted in accordance with the Declaration of Trust and Bylaws of the IMS Trust.

(b) The IMS Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act has not been revoked or suspended.

(c) This Agreement has been duly authorized, executed and delivered by the IMS Trust on behalf of the Transferring Fund, and assuming due authorization, execution, and delivery of this Agreement by the World Funds Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Transferring Fund enforceable against the Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(e) The execution and delivery of this Agreement by the IMS Trust on behalf of the Transferring Fund did not, and the performance by the IMS Trust and the Transferring Fund of their obligations hereunder will not: (1) violate the Declaration of Trust or Bylaws of the IMS Trust; or (2) violate any provision of any agreement disclosed in or filed with the Transferring Fund’s registration statement on Form N-1A to which the IMS Trust or the Transferring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any judgment or decree to which the IMS Trust or the Transferring Fund is a party or by which it or its property is bound.

(f) In the ordinary course of such counsel’s representation of the IMS Trust and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, the IMS Trust is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Transferring Fund.

(g) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the IMS Trust or the Transferring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts, or under state securities laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP or local Delaware counsel, with the consent of the Acquiring Fund, appropriate to render the opinions expressed therein.

7.6 IMS Trust and World Funds Trust shall have received the opinion of the Law Offices of John H. Lively & Associates, Inc. described in paragraph 6.3.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
THE ACQUIRING FUND AND THE TRANSFERRING FUND TO CLOSE

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Fund in accordance with the provisions of the IMS Trust’s Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.1 or in paragraph 6.3.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The registration statement on Form N-1A for the World Funds Trust, including the post-effective amendment to register the Acquiring Fund as a series of the World Funds Trust, shall be effective.

8.5 At any time before the Closing, either Fund may waive any of the foregoing conditions, if, in the judgment of its Board, such waiver will not have a material adverse effect on its shareholders’ interests. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive receipt of the indemnity referred to in paragraph 6.6.

8.6 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party and its counsel.

ARTICLE IX

EXPENSES

9.1 Strategic Asset Management, Ltd., the investment adviser to each Fund, will pay the costs and expenses incurred in connection with the Reorganization (including costs and expenses incurred in connection with the preparation and distribution of any proxy statement or other costs incurred in connection with the special meeting of Transferring Fund Shareholders, including the fees and expenses of counsel).

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Fund. In addition, either the Acquiring Fund or the Transferring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the IMS Trust’s or the World Funds Trust’s Board of Trustees that the consummation of the transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund, respectively.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the IMS Trust or the World Funds Trust, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the IMS Trust and the World Funds Trust; provided, however, that following the meeting of shareholders of the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Fund Shareholders under this Agreement to the detriment of such Transferring Fund Shareholders without their further approval. To the extent that it is subsequently determined that the Reorganization does not constitute a reorganization within the meaning of Section 368(a) of the Code, the parties agree to work in good faith to amend this Agreement to ensure that the Reorganization constitutes such a reorganization.

ARTICLE XIII.

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to Investment Managers Series Trust:

Investment Managers Series Trust
c/o UMB Fund Services
235 W. Galena Avenue
Milwaukee, Wisconsin 53212
Attention: ___________

With copies (which shall not constitute notice) to:

Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071-3106
Attention: Michael Glazer

If to the World Funds Trust:

World Funds Trust
c/o The Commonwealth Companies,
8730 Stony Point Parkway Suite 205,
Richmond, Virginia 23235
Attention: Karen Shupe

With copies (which shall not constitute notice) to:

Law Offices of John H. Lively & Associates, Inc.
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas  66211
Attention: John Lively

If to Strategic Asset Management, Ltd.:

Strategic Asset Management, Ltd.
Calle Ayachucho No. 277
La Paz, Bolivia
Attention: Mauricio Alvarez, Vice President – Sales & Distribution

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

14.5 With respect to the IMS Trust and the World Funds Trust, the names used herein refer respectively to the entities created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of each respective trust, which are hereby referred to and are also on file at the principal offices of each respective Trust. The obligations of each Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund or the Acquiring Fund must look solely to the trust property belonging to the Transferring Fund or the Acquiring Fund, respectively, for the enforcement of any claims against the Transferring Fund or the Acquiring Fund, respectively.

14.6 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Transferring Fund contained in paragraph 6.6, shall survive the Closing.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WORLD FUNDS TRUST ON BEHALF OF ITS SERIES PORTFOLIO, STRATEGIC LATIN AMERICA FUND

By:
Name:	John Pasco, III
Title:	President

INVESTMENT MANAGERS SERIES TRUST ON BEHALF OF ITS SERIES, STRATEGIC LATIN AMERICA FUND

By:
Name:
Title:	President

STRATEGIC ASSET MANAGEMENT, LTD. SOLELY WITH RESPECT TO SECTIONS 4.3, 6.6 AND 9.1

By:
Name:
Title:	President

EXHIBIT B

Nominating and Corporate Governance Committee Charter

World Funds Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.
The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers.  See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.
The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.
The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:	August 2, 2013

APPENDIX A TO THE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.
Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.
Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion.  Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt.  The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.
Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

STRATEGIC
LATIN AMERICA FUND

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-751-6314 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Strategic Latin America Fund

The undersigned, revoking prior proxies, hereby appoints Mauricio Alvarez and Sardjono Kadiman, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Strategic Latin America Fund (the "Fund"), a series of Investment Managers Series Trust (the "IMS Trust") to be held at the offices at the offices of the IMS Trust's co-administrator, Mutual Fund Administration Corporation, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 at 1:00 p.m., Pacific Time on October 10, 2014, or at any adjournment thereof, upon the proposal described in the Notice of Joint Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the IMS Trust's Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-751-6314**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 10, 2014. The proxy statement for this meeting is available at: proxyonline.com/docs/strategiclatinamerica.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

A/76262331.2

Strategic Latin America Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

A/76262331.2